                                                                   Exhibit 25.1

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                           ---------------------------

                              THE BANK OF NEW YORK
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)
One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                               JABIL CIRCUIT, INC.
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-1886260
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)
10560 Ninth Street North                                     33716
St. Petersburg, Florida                                      (Zip code)
(Address of principal executive offices)

                           ---------------------------

                             Senior Debt Securities
                       -----------------------------------
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


---------------------------------------------------------------------------------------------------
                       Name                                                   Address
---------------------------------------------------------------------------------------------------
         Superintendent of Banks of the State of New York    2 Rector Street, New York, N.Y. 10006,
                                                             and Albany, N.Y. 12203
         Federal Reserve Bank of New York                    33 Liberty Plaza, New York, N.Y. 10045
         Federal Deposit Insurance Corporation               Washington, D.C. 20429
         New York Clearing House Association                 New York, New York  10005

         (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of May, 2000.



                                               THE BANK OF NEW YORK



                                               By: /s/ MARY LAGUMINA
                                                   ----------------------------
                                               Name:   MARY LAGUMINA
                                               Title:  ASSISTANT VICE PRESIDENT

                                                                       Exhibit 7

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                       Dollar Amounts
                                                                        In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ............      $ 3,247,576
   Interest-bearing balances .....................................        6,207,543
Securities:
   Held-to-maturity securities ...................................          827,248
   Available-for-sale securities .................................        5,092,464
Federal funds sold and Securities purchased under
   agreements to resell ..........................................        5,306,926
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income.......................................................       37,734,000
   LESS: Allowance for loan and
     lease losses.................................................          575,224
   LESS: Allocated transfer risk
     reserve......................................................           13,278
   Loans and leases, net of unearned income,
     allowance, and reserve ......................................       37,145,498
Trading Assets ...................................................        8,573,870
Premises and fixed assets (including capitalized
   leases) .......................................................          723,214
Other real estate owned ..........................................           10,962
Investments in unconsolidated subsidiaries and
   associated companies ..........................................          215,006
Customers' liability to this bank on acceptances
   outstanding ...................................................          682,590
Intangible assets ................................................        1,219,736
Other assets .....................................................        2,542,157
                                                                        -----------
Total assets .....................................................      $71,794,790
                                                                        ===========
LIABILITIES
Deposits:
   In domestic offices ...........................................      $27,551,017
   Noninterest-bearing............................................       11,354,172


   Interest-bearing...............................................       16,196,845
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ......................................       27,950,004
   Noninterest-bearing............................................          639,410
   Interest-bearing...............................................       27,310,594
Federal funds purchased and Securities sold under
   agreements to repurchase ......................................        1,349,708
Demand notes issued to the U.S. Treasury .........................          300,000
Trading liabilities ..............................................        2,339,554
Other borrowed money:
   With remaining maturity of one year or less ...................          638,106
   With remaining maturity of more than one year
     through three years .........................................              449
   With remaining maturity of more than three years ..............           31,080
Bank's liability on acceptances executed and
   outstanding ...................................................          684,185
Subordinated notes and debentures ................................        1,552,000
Other liabilities ................................................        3,704,252
                                                                        -----------
Total liabilities ................................................       66,100,355
                                                                        ===========
EQUITY CAPITAL
Common stock .....................................................        1,135,284
Surplus ..........................................................          866,947
Undivided profits and capital reserves ...........................        3,765,900
Net unrealized holding gains (losses) on
   available-for-sale securities .................................          (44,599)
Cumulative foreign currency translation adjustments
                                                                            (29,097)
                                                                        -----------
Total equity capital .............................................        5,694,435
                                                                        -----------
Total liabilities and equity capital .............................      $71,794,790
                                                                        ===========




         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                             Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.



Thomas A. Renyi
Alan R. Griffith                                                Directors
Gerald L. Hassell